                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)          02/17/98

            The Money Store Business Loan Backed Certificates, Series 1997-I
================================================================================
             (Exact name of regristrant as specified in its charter)

            New Jersey                333-20817         91-186-4388
            ----------                ---------         -----------

            State or other            (Commission       (IRS Employer
            jurisdiction of           File Number)      ID Number)
            incorporation)

            2840  Morris  Avenue,  Union,  New  Jersey          07083
            ---------------------------------------------------------
            (Address of principal executive officer)

            Registrant's Telephone Number,
            including area code:                         908-686-2000
                                                         ------------

                                       n/a
            --------------------------------------------------------------------
            (Former name or former address, if changed since last report)

      Item 5 Other Events

      Attached herein as Annex A is a copy of the Monthly Statement sent to
Class A Certificate holders with respect to Remittance Date of:       02/17/98

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.


                                        By: \S\ Harry Puglisi
                                        ----------------------------------------
                                            Name: Harry Puglisi
                                            Title: Treasurer

Dated: 02/28/98

                             SERVICER'S CERTIFICATE

      IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-1 FOR THE FEBRUARY 11, 1998 DETERMINATION DATE

1. AVAILABLE FUNDS                                                 $610,021.47


2.    (A)   AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE
            AS REPORTED IN THE PRIOR MONTH                       67,858,220.72

      (B)   AGGREGATE CLASS M CERTIFICATE PRINCIPAL BALANCE
            AS REPORTED IN THE PRIOR MONTH                        6,462,687.72

      (C)   AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE
            AS REPORTED IN THE PRIOR MONTH                        6,462,687.72

      (D)   AGGREGATE POOL PRINCIPAL BALANCE AS REPORTED IN
            THE PRIOR MONTH                                      80,783,596.16

3. PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD

      (A)   NUMBER OF ACCOUNTS                                               0

      (B)   DOLLARS                                                       0.00

4. AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD            150,000.00

5. AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
   RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD               46,559.04

6. AGGREGATE AMOUNT OF INTEREST RECEIVED                            664,701.96

7.    (A)   AMOUNT OF MONTHLY ADVANCE                                     0.00

      (B)   AMOUNT OF COMPENSATING INTEREST                           1,027.18

8. DELINQUENCY AND FORECLOSURE INFORMATION
                        (SEE EXHIBIT K)

9.    (A)   AMOUNT OF REALIZED LOSSES INCURRED DURING THE
            DUE PERIOD                                                    0.00

      (B)   THE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE               0.00

10.   (A)   CLASS A INTEREST DISTRIBUTION AMOUNT:
            (i)   ACCRUED INTEREST                     361,910.40
            (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST              0.00
            (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
                  ADJUSTMENT                            13,881.26
      ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                 375,791.66
                                                                    4.97078915

      (B)   CLASS M INTEREST DISTRIBUTION AMOUNT:
            (i)   ACCRUED INTEREST                      36,891.30
            (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST              0.00
            (iii) CLASS M INTEREST DISTRIBUTION AMOUNT
                  ADJUSTMENT                             1,414.84
      ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                  38,306.14
                                                                    5.32029722

      (C)   CLASS B INTEREST DISTRIBUTION AMOUNT:
            (i)   ACCRUED INTEREST                      38,237.70
            (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST              0.00
            (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
                  ADJUSTMENT                             1,466.48
      ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                  39,704.18
                                                                    5.51446944

      (D)   CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
            (i)   ALL PAYMENTS AND OTHER RECOVERIES OF
                  PRINCIPAL                            165,109.60
            (ii)  PRINCIPAL PORTION PURCHASED FOR
                  BREACH OF WARRANTY AND RECEIVED BY
                  THE TRUSTEE                                0.00
            (iii) SUBSTITUTION ADJUSTMENTS                   0.00
            (iv)  PRINCIPAL BALANCE OF A LIQUIDATED
                  BUSINESS LOAN                              0.00
            (v)   AMOUNT RELEASED FROM THE PRE-FUNDING
                  ACCOUNT                                    0.00
            (vi)  RECALCULATED PRINCIPAL ADJUSTMENT          0.00
      TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                   165,109.60
                                                                    2.18398942

      (E)   CLASS M PRINCIPAL DISTRIBUTION AMOUNT:
            (i)   ALL PAYMENTS AND OTHER RECOVERIES OF
                  PRINCIPAL                             15,724.72
            (ii)  PRINCIPAL PORTION PURCHASED FOR
                  BREACH OF WARRANTY AND RECEIVED BY
                  THE TRUSTEE                                0.00
            (iii) SUBSTITUTION ADJUSTMENTS                   0.00
            (iv)  PRINCIPAL BALANCE OF A LIQUIDATED
                  BUSINESS LOAN                              0.00
            (v)   AMOUNT RELEASED FROM THE PRE-FUNDING
                  ACCOUNT                                    0.00
            (vi)  RECALCULATED PRINCIPAL ADJUSTMENT          0.00
      TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                    15,724.72
                                                                    2.18398889

      (F)   CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
            (i)   ALL PAYMENTS AND OTHER RECOVERIES OF
                  PRINCIPAL                             15,724.72
            (ii)  PRINCIPAL PORTION PURCHASED FOR
                  BREACH OF WARRANTY AND RECEIVED BY
                  THE TRUSTEE                                0.00
            (iii) SUBSTITUTION ADJUSTMENTS                   0.00
            (iv)  PRINCIPAL BALANCE OF A LIQUIDATED
                  BUSINESS LOAN                              0.00
            (v)   AMOUNT RELEASED FROM THE PRE-FUNDING
                  ACCOUNT                                    0.00
            (vi)  RECALCULATED PRINCIPAL ADJUSTMENT          0.00
      TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                    15,724.72
                                                                    2.18398889

11.   (A)   AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN
            CASH AND FROM LIQUIDATION OF PERMITTED
            INSTRUMENTS                                                   0.00

      (B)   AMOUNT TO BE TRANSFERRED FROM SPREAD
            ACCOUNT TO CERTIFICATE ACCOUNT PURSUANT TO
            SECTION 6.02(b)(i)                                            0.00

      (C)   THE TOTAL AMOUNT OF GUARANTY PAYMENTS                         0.00

      (D)   PAYMENTS WITH RESPECT TO ALTERNATE CREDIT
            ENHANCEMENT                                                   0.00

12.   (A)   AGGREGATE CLASS A CERTIFICATE PRINCIPAL
            BALANCE AFTER DISTRIBUTIONS TO BE MADE ON
            THE REMITTANCE DATE                                  67,693,111.12
                                                                  895.41152275

      (B)   AGGREGATE CLASS M CERTIFICATE PRINCIPAL
            BALANCE AFTER DISTRIBUTIONS TO BE MADE ON
            THE REMITTANCE DATE                                   6,446,963.00
                                                                  895.41152778

      (C)   AGGREGATE CLASS B CERTIFICATE PRINCIPAL
            BALANCE AFTER DISTRIBUTIONS TO BE MADE ON
            THE REMITTANCE DATE                                   6,446,963.00
                                                                  895.41152778

      (D)   POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
            TO BE MADE ON THE REMITTANCE DATE                    80,587,037.12
                                                                  895.41152356

13.   (A)   EXTRA INTEREST FOR SUCH REMITTANCE DATE                 226,059.30

      (B)   EXTRA INTEREST TO BE DISTRIBUTED TO
            CERTIFICATEHOLDERS                                       44,378.73

      (C)   SPREAD ACCOUNT EXCESS (payable to Spread
            Account Depositor)                                            0.00

      (D)   SPREAD ACCOUNT BALANCE                                        0.00

      (E)   SPECIFIED SPREAD ACCOUNT REQUIREMENT                          0.00

14.   (A)   WEIGHTED AVERAGE MATURITY                                  279.774

      (B)   WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                10.560%

15.   (A)   SERVICING FEES FOR THE RELATED DUE PERIOD                25,180.23

      (B)   DEFERRED SERVICING FEES PAID TO SERVICER
            THIS PERIOD                                                   0.00

      (C)   AMOUNTS TO BE DEPOSITED TO THE EXPENSE
            ACCOUNT                                                   4,039.18

16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:

      (A)   SECTION 5.04 (b)                                              0.00

      (B)   SECTION 5.04 (c)                                              0.00

      (C)   SECTION 5.04 (d)(ii)                                     11,645.66

      (D)   SECTION 5.04 (e)                                              0.00

      (E)   SECTION 5.04 (f)                                         26,681.86

17.   (A)   CLASS A REMITTANCE RATE FOR SUCH REMITTANCE
            DATE                                                         6.400%

      (B)   CLASS M REMITTANCE RATE FOR SUCH REMITTANCE
            DATE                                                         6.850%

      (C)   CLASS B REMITTANCE RATE FOR SUCH REMITTANCE
            DATE                                                         7.100%


18.   (A)   CUMULATIVE ACTUAL LOSS AMOUNT FOR SUCH
            REMITTANCE DATE                                               0.00

      (B)   CUMULATIVE REALIZED LOSSES FOR SUCH
            REMITTANCE DATE                                               0.00

19.   (A)   CLASS B SHORTFALL AMOUNT FOR SUCH
            REMITTANCE DATE                                               0.00

20.   (A)   AGGREGATE PRINCIPAL BALANCE OF THE
            SUBSEQUENT MORTGAGE LOANS PURCHASED DURING
            THE PRIOR DUE PERIOD                                          0.00

      (B)   AMOUNT ON DEPOSIT IN THE PRE-FUNDING
            ACCOUNT AS OF THE END OF SUCH DUE PERIOD                      0.00

21. OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE COMMERCIAL MORTGAGE INC.

            By: \S\ Harry Puglisi
            --------------------------

                HARRY PUGLISI
                  TREASURER